Exhibit 99.1

Contact:

Peter Kuipers	Omnicell, Inc.
Chief Financial Officer	590 East Middlefield Road
800-850-6664	Mountain View, CA 94043
Peter.Kuipers@Omnicell.com

Omnicell Achieves Record Revenue in the Third Quarter 2018

GAAP revenues of $204 million, up 9.4% year-over-year
GAAP net income per diluted share of $0.33, up 65% year-over-year
Non-GAAP revenues of $204 million, up 9.2% year-over-year
Non-GAAP net income per diluted share of $0.63, up 37% year-over-year

MOUNTAIN VIEW, Calif. -- October 25, 2018 -- Omnicell, Inc. (NASDAQ: OMCL), a leading provider of medication and supply management solutions to healthcare systems, today announced results for its third quarter ended September 30, 2018.

GAAP Results

GAAP revenues for the third quarter of 2018 were $204.3 million, up $17.5 million, or 9.4% from the third quarter of 2017. GAAP revenues for the nine months ended September 30, 2018 were $575.6 million, up $59.2 million, or 11.5%, from the nine months ended September 30, 2017.
Third quarter 2018 GAAP net income as reported was $13.6 million, or $0.33 per diluted share. This compares to GAAP net income of $7.7 million, or $0.20 per diluted share, for the third quarter of 2017.
GAAP net income for the nine months ended September 30, 2018 was $22.9 million, or $0.57 per diluted share. This compares to GAAP net loss of $0.7 million, or a net loss of $0.02 per diluted share, for the nine months ended September 30, 2017.
Non-GAAP Results
Non-GAAP revenues for the third quarter of 2018 were $204.3 million, up $17.2 million, or 9.2%, from the third quarter of 2017. Non-GAAP revenues for the nine months ended September 30, 2018 were $575.6 million, up $58.3 million, or 11.3%, from the nine months ended September 30, 2017.

Non-GAAP net income for the third quarter of 2018 was $25.7 million, or $0.63 per diluted share. This compares to non-GAAP net income of $17.8 million, or $0.46 per diluted share, for the third quarter of 2017.
Non-GAAP net income for the nine months ended September 30, 2018 was $55.5 million, or $1.38 per diluted share. This compares to non-GAAP net income of $33.1 million, or $0.86 per diluted share, for the nine months ended September 30, 2017.
Non-GAAP net income for each period excludes, when applicable, the effect of share-based compensation expense, amortization expense of acquired intangible assets, acquisition-related expenses, fair value adjustments related to business acquisitions, restructuring and severance-related expenses, tax reform and restructuring benefits, contingent gains, and amortization of debt issuance cost.

Effective January 1, 2018, the Company adopted the new revenue recognition accounting standard, ASC 606, “Revenue from Contracts with Customers,” utilizing the full retrospective transition method. All 2017 financial results have been adjusted to reflect the change.

“Solving challenges in medication management and reducing errors across the continuum of care is our singular focus at Omnicell,” said Randall Lipps, chairman, president, chief executive officer, and founder of Omnicell. “By replacing human workflows with a holistic approach combining hardware, software, and expert services, we are helping our healthcare partners to achieve the highest levels of clinical, operational, and financial success.”

2018 Guidance
For the fourth quarter of 2018, the Company expects non-GAAP revenues to be between $211 million and $217 million. The Company expects fourth quarter 2018 non-GAAP earnings to be between $0.64 and $0.69 per share.

For the year 2018, the Company expects product bookings to be between $645 million and $670 million. The Company expects non-GAAP revenues to be between $787 million and $793 million, and non-GAAP earnings to be between $2.00 and $2.05 per share.

The table below summarizes 2018 guidance outlined above.

	Q4'18	2018
Product bookings	Not provided	$645 million - $670 million
Non-GAAP revenues	$211 million - $217 million	$787 million - $793 million
Non-GAAP EPS	$0.64 - $0.69	$2.00 - $2.05

Omnicell Conference Call Information

Omnicell will hold a conference call today, Thursday, October 25, 2018 at 1:30 p.m. PT to discuss third quarter financial results. The conference call can be monitored by dialing 1-800-696-5518 within the U.S. or 1-706-758-4883 for all other locations. The Conference ID # is 3649229. Internet users can access the conference call at http://ir.omnicell.com/events.cfm. A replay of the call will be available today at approximately 4:30 p.m. PT and will be available until 11:59 p.m. PT on December 6, 2018. The replay access numbers are 1-855-859-2056 within the U.S. and 1-404-537-3406 for all other locations, Conference ID # is 3649229.

About Omnicell

Since 1992, Omnicell has been inspired to create safer and more efficient ways to manage medications and supplies across all care settings. Omnicell is revolutionizing the patient medication experience from hospital to home by empowering providers to keep each patient at the center of care. The Company’s autonomous approach to medication management leverages a differentiated platform for hardware and workflow software solutions, real-time predictive intelligence, and performance-driven partnerships to help drive operational, financial, and clinical success for customers.

Supporting the highest level of patient safety is essential to excellent patient care. As a leader in medication and supply dispensing automation, central pharmacy automation, IV robotics, analytics software, and medication adherence and packaging systems, Omnicell is focused on delivering solutions for medication availability, affordability, safety, and adherence. Over 5,000 facilities worldwide use Omnicell automation and analytics solutions to increase operational efficiency, reduce medication errors, deliver actionable intelligence, and improve patient safety.

Omnicell’s innovative medication adherence solutions, used by over 40,000 institutional and retail pharmacies in North America and the United Kingdom, are designed to improve patient engagement and adherence to prescriptions, helping to reduce costly hospital readmissions.

For more information about Omnicell, Inc. please visit www.omnicell.com.

Omnicell and the Omnicell logo are registered trademarks of Omnicell, Inc. in the United States and other countries.

Forward-Looking Statements

To the extent any statements contained in this release deal with information that is not historical, these statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. As such, they are subject to the occurrence of many events outside Omnicell’s control and are subject to various risk factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statement. Such statements include, but are not limited to, Omnicell’s pipeline; new products and solutions yet to be generally available; new sales opportunities; and projected bookings, revenues, earnings per share, profit, and market share growth. Risks that contribute to the uncertain nature of the forward-looking statements include (i) our ability to take advantage of the growth opportunities in medication management across the spectrum of healthcare settings from the hospital, long-term care, to home care, (ii) our ability to develop and commercialize new products, including the XR2 Automated Central Pharmacy System and the IVX Workflow semi-automated workflow solution, (iii) unfavorable general economic and market conditions, (iv) risks to growth and acceptance of our products and services, including competitive conversions, (v) growth of the clinical automation and workflow automation market generally, (vi) potential of increasing competition, (vii) potential regulatory changes, (viii) our ability to improve sales productivity to grow product bookings, and (ix) our ability to acquire and successfully integrate companies. These and other risks and uncertainties are described more fully in Omnicell’s most recent filings with the Securities and Exchange Commission (“SEC”). Prospective investors are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained in this press release speak only as of the date on which they were made. Omnicell undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Use of Non-GAAP Financial Information

This press release contains financial measures that are not calculated in accordance with GAAP. Our management evaluates and makes operating decisions using various performance measures. In addition to Omnicell’s GAAP results, we also consider non-GAAP revenues, non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income, and non-GAAP net income per diluted share. Additionally, we calculate adjusted EBITDA (another non-GAAP measure) by means of adjustments to GAAP net income. These non-GAAP results should not be considered as an alternative to gross profit, operating expenses, net income, net income per diluted share, or any other performance measure derived in accordance with GAAP. We present these non-GAAP results because we consider them to be important supplemental measures of Omnicell’s performance.

Our non-GAAP revenues, non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income, and non-GAAP net income per diluted share are exclusive of certain items to facilitate management’s review of the comparability of Omnicell’s core operating results on a period-to-period basis because such items are not related to Omnicell’s ongoing core operating results as viewed by management. We define our “core operating results” as those revenues recorded in a particular period and the expenses incurred within that period that directly drive operating income in that period. Management uses these non-GAAP financial measures in making operating decisions because, in addition to meaningful supplemental information regarding operating performance, the measures give us a better understanding of how we should invest in research and development, fund infrastructure growth, and evaluate the effectiveness of marketing strategies. In calculating the above non-GAAP results, management specifically adjusted for the following excluded items:

a)
Share-based compensation expense. We excluded from our non-GAAP results the expense related to equity-based compensation plans as they represent expenses that do not require cash settlement from Omnicell.

b)
Amortization of acquired intangible assets. We excluded from our non-GAAP results the intangible assets amortization expense resulting from our past acquisitions. These non-cash charges are not considered by management to reflect the core cash-generating performance of the business and therefore are excluded from our non-GAAP results.

c)
Amortization of debt issuance cost. Debt issuance cost represents costs associated with the issuance of Term Loan and Revolving Line of Credit facilities. The cost includes underwriting fees, original issue discount, ticking fee, and legal fees. This non-cash expense is not considered by management to reflect the core cash-generating performance of the business and therefore is excluded from our non-GAAP results.

d)
Acquisition accounting impact related to deferred revenues. In connection with recent acquisitions, business combination rules require us to account for the fair values of arrangements for which acceptance has not been obtained, and post-installation support has not been provided in our purchase accounting. The non-GAAP adjustment to our revenues is intended to include the full amounts of such revenues. We believe the adjustment to these revenues is useful as a measure of the ongoing performance of our business.

e)
Acquisition-related expenses. We excluded from the non-GAAP results the expenses which are related to recent acquisitions. These expenses are unrelated to our ongoing operations, and we do not expect them to occur in the ordinary course of business. We believe that excluding these acquisition-related expenses provides more meaningful comparisons of the financial results to our historical operations and forward-looking guidance and the financial results of less acquisitive peer companies.

f)
Severance and other related expenses. We excluded from our non-GAAP results the expenses which are related to restructuring events. These expenses are unrelated to our ongoing operations, and we do not expect them to occur in the ordinary course of business. We believe that excluding these expenses provides more meaningful comparisons of the financial results to our historical operations and forward-looking guidance, and the financial results of peer companies.

g)
Tax impact from restructuring activity. We excluded from our non-GAAP results the tax impacts related to restructuring activity. These impacts are unrelated to our ongoing operations, and we do not expect them to occur in the ordinary course of business. We believe that excluding these impacts provides more meaningful comparisons of the financial results to our historical operations and forward-looking guidance, and the financial results of peer companies.

h)
Contingent gain. We excluded from our non-GAAP results the contingent gain related to a settlement agreement associated with the Ateb acquisition. This contingent gain is unrelated to our ongoing operations, and we do not expect it to occur in the ordinary course of business. We believe that excluding this contingent gain provides more meaningful comparisons of the financial results to our historical operations and forward-looking guidance, and the financial results of peer companies.

Management adjusts for the above items because management believes that, in general, these items possess one or more of the following characteristics: their magnitude and timing is largely outside of Omnicell’s control; they are unrelated to the ongoing operation of the business in the ordinary course; they are unusual and we do not expect them to occur in the ordinary course of business; or they are non-operational, or non-cash expenses involving stock compensation plans or other items.

We believe that the presentation of these non-GAAP financial measures is warranted for several reasons:

a)
Such non-GAAP financial measures provide an additional analytical tool for understanding Omnicell’s financial performance by excluding the impact of items which may obscure trends in the core operating results of the business.

b)
Since we have historically reported non-GAAP results to the investment community, we believe the inclusion of non-GAAP numbers provides consistency and enhances investors’ ability to compare our performance across financial reporting periods.

c)
These non-GAAP financial measures are employed by Omnicell’s management in its own evaluation of performance and are utilized in financial and operational decision making processes, such as budget planning and forecasting.

d)
These non-GAAP financial measures facilitate comparisons to the operating results of other companies in our industry, which use similar financial measures to supplement their GAAP results, thus enhancing the perspective of investors who wish to utilize such comparisons in their analysis of our performance.

Set forth below are additional reasons why share-based compensation expense is excluded from our non-GAAP financial measures:

i)
While share-based compensation calculated in accordance with Accounting Standard Codification (“ASC”) 718 constitutes an ongoing and recurring expense of Omnicell, it is not an expense that requires cash settlement by Omnicell. We therefore exclude these charges for purposes of evaluating core operating results. Thus, our non-GAAP measurements are presented exclusive of share-based compensation expense to assist management and investors in evaluating our core operating results.

ii)
We present ASC 718 share-based payment compensation expense in our reconciliation of non-GAAP financial measures on a pre-tax basis because the exact tax differences related to the timing and deductibility of share-based compensation under ASC 718 are dependent upon the trading price of Omnicell’s common stock and the timing and exercise by employees of their stock options. As a result of these timing and market uncertainties, the tax effect related to share-based compensation expense would be inconsistent in amount and frequency and is therefore excluded from our non-GAAP results.

Our adjusted EBITDA calculation is defined as earnings before interest income and expense, taxes, depreciation and amortization, and non-cash expenses, including ASC 718 share-based compensation expense, as well as certain non-GAAP adjustments.

As stated above, we present non-GAAP financial measures because we consider them to be important supplemental measures of performance. However, non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for Omnicell’s GAAP results. In the future, we expect to incur expenses similar to certain of the non-GAAP adjustments described above and expect to continue reporting non-GAAP financial measures excluding such items. Some of the limitations in relying on non-GAAP financial measures are:

a)
Omnicell’s stock option and stock purchase plans are important components of incentive compensation arrangements and will be reflected as expenses in Omnicell’s GAAP results for the foreseeable future under ASC 718.

b)	Other companies, including companies in Omnicell’s industry, may calculate non-GAAP financial measures differently than Omnicell, limiting their usefulness as a comparative measure.

Pursuant to the requirements of SEC Regulation G, a detailed reconciliation between Omnicell’s non-GAAP and GAAP financial results is set forth in the financial tables at the end of this press release. Investors are advised to carefully review and consider this information strictly as a supplement to the GAAP results that are contained in this press release and in Omnicell’s SEC filings.

The Company’s 2018 guidance for non-GAAP earnings per share, as well as certain projections discussed in today’s teleconference, exclude “certain items,” which include but are not limited to: unusual gains and losses; costs associated with future restructurings; acquisition-related expenses; and certain tax and litigation outcomes. We do not provide a reconciliation of non-GAAP earnings per share guidance to the comparable GAAP measure as these items are inherently uncertain and difficult to estimate, and cannot be predicted without unreasonable effort. We believe such a reconciliation would imply a degree of precision that could be confusing to investors. These items may also have a material impact on GAAP earnings per share in future periods.

Omnicell, Inc.
Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months Ended
	September 30, 2018	September 30, 2017
		As Adjusted*	As Reported	Change
Revenues:
Product revenues	$149,709	$136,838	$135,103	$1,735
Services and other revenues	54,558	49,910	51,679	(1,769)
Total revenues	204,267	186,748	186,782	(34)
Cost of revenues:
Cost of product revenues	79,149	79,725	79,725	—
Cost of services and other revenues	26,209	22,204	22,204	—
Total cost of revenues	105,358	101,929	101,929	—
Gross profit	98,909	84,819	84,853	(34)
Operating expenses:
Research and development	15,805	16,414	16,414	—
Selling, general, and administrative	65,609	56,208	58,725	(2,517)
Total operating expenses	81,414	72,622	75,139	(2,517)
Income from operations	17,495	12,197	9,714	2,483
Interest and other income (expense), net	(2,837)	(2,732)	(2,732)	—
Income before provision for income taxes	14,658	9,465	6,982	2,483
Provision for income taxes	1,030	1,717	751	966
Net income	$13,628	$7,748	$6,231	$1,517
Net income per share:
Basic	$0.35	$0.21	$0.17	$0.04
Diluted	$0.33	$0.20	$0.16	$0.04
Weighted average shares outstanding:
Basic	39,432	37,698	37,698
Diluted	40,860	38,973	38,973

*
As adjusted for full retrospective adoption of Accounting Standard Codification (“ASC”) 606, “Revenue from Contracts with Customers.” The adjustment also includes a $0.2 million reclassification from services and other revenues to product revenues to conform with current-period presentation.

Omnicell, Inc.
Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Nine Months Ended
	September 30, 2018 (a)	September 30, 2017
		As Adjusted (b)	As Reported	Change
Revenues:
Product revenues	$415,004	$365,834	$362,089	$3,745
Services and other revenues	160,555	150,509	156,132	(5,623)
Total revenues	575,559	516,343	518,221	(1,878)
Cost of revenues:
Cost of product revenues	229,642	225,051	225,051	—
Cost of services and other revenues	75,770	66,150	66,150	—
Total cost of revenues	305,412	291,201	291,201	—
Gross profit	270,147	225,142	227,020	(1,878)
Operating expenses:
Research and development	47,854	50,128	50,128	—
Selling, general, and administrative	196,831	180,070	186,818	(6,748)
Total operating expenses	244,685	230,198	236,946	(6,748)
Income (loss) from operations	25,462	(5,056)	(9,926)	4,870
Interest and other income (expense), net	(6,462)	(4,992)	(4,992)	—
Income (loss) before provision for income taxes	19,000	(10,048)	(14,918)	4,870
Provision for (benefit from) income taxes	(3,936)	(9,341)	(11,232)	1,891
Net income (loss)	$22,936	$(707)	$(3,686)	$2,979
Net income (loss) per share:
Basic	$0.59	$(0.02)	$(0.10)	$0.08
Diluted	$0.57	$(0.02)	$(0.10)	$0.08
Weighted average shares outstanding:
Basic	39,015	37,266	37,266
Diluted	40,237	37,266	37,266

(a)	Includes a $0.6 million reclassification from services and other revenues to product revenues to conform with current-period presentation.

(b)
As adjusted for full retrospective adoption of ASC 606, “Revenue from Contracts with Customers.” The adjustment also includes a $0.5 million reclassification from services and other revenues to product revenues to conform with current-period presentation.

Omnicell, Inc.
Condensed Consolidated Balance Sheets
(Unaudited, in thousands)

	September 30, 2018	December 31, 2017
		As Adjusted*	As Reported	Change
ASSETS
Current assets:
Cash and cash equivalents	$44,174	$32,424	$32,424	$—
Accounts receivable and unbilled, net	206,225	190,046	189,227	819
Inventories	99,231	96,137	96,137	—
Prepaid expenses	19,618	20,392	36,060	(15,668)
Other current assets	9,871	13,273	13,273	—
Total current assets	379,119	352,272	367,121	(14,849)
Property and equipment, net	50,484	42,595	42,595	—
Long-term investment in sales-type leases, net	17,448	15,435	15,435	—
Goodwill	336,517	337,751	337,751	—
Intangible assets, net	149,968	168,107	168,107	—
Long-term deferred tax assets	9,450	9,454	9,454	—
Prepaid commissions	40,441	41,432	—	41,432
Other long-term assets	68,948	49,316	39,841	9,475
Total assets	$1,052,375	$1,016,362	$980,304	$36,058

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$38,367	$48,290	$48,290	$—
Accrued compensation	32,953	27,241	27,241	—
Accrued liabilities	35,777	35,693	35,693	—
Long-term debt, current portion, net	17,708	15,208	15,208	—
Deferred revenues, net	87,777	78,774	86,104	(7,330)
Total current liabilities	212,582	205,206	212,536	(7,330)
Long-term, deferred revenues	10,634	10,623	17,244	(6,621)
Long-term deferred tax liabilities	32,593	41,446	28,579	12,867
Other long-term liabilities	10,192	9,829	9,829	—
Long-term debt, net	167,135	194,917	194,917	—
Total liabilities	433,136	462,021	463,105	(1,084)
Total stockholders’ equity	619,239	554,341	517,199	37,142
Total liabilities and stockholders’ equity	$1,052,375	$1,016,362	$980,304	$36,058

*	As adjusted for full retrospective adoption of ASC 606, “Revenue from Contracts with Customers.”

Omnicell, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Nine months ended September 30,
	2018	2017*
Operating Activities
Net income (loss)	$22,936	$(707)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	37,490	38,542
Loss on disposal of fixed assets	136	128
Share-based compensation expense	20,851	16,315
Income tax benefits from employee stock plans	—	11
Deferred income taxes	(8,849)	(9,182)
Amortization of debt financing fees	1,718	1,192
Changes in operating assets and liabilities:
Accounts receivable and unbilled	(16,179)	(22,735)
Inventories	(5,288)	(22,942)
Prepaid expenses	774	(972)
Other current assets	3,120	(5,133)
Investment in sales-type leases	(1,732)	6,643
Prepaid commissions	991	217
Other long-term assets	(6,188)	(750)
Accounts payable	(8,439)	23,717
Accrued compensation	5,712	658
Accrued liabilities	1,482	4,021
Deferred revenues	9,014	(9,240)
Other long-term liabilities	(1,035)	865
Net cash provided by operating activities	56,514	20,648
Investing Activities
Purchases of intangible assets, intellectual property, and patents	—	(160)
Software development for external use	(22,213)	(10,121)
Purchases of property and equipment	(19,259)	(9,374)
Business acquisition, net of cash acquired	—	(4,446)
Net cash used in investing activities	(41,472)	(24,101)
Financing Activities
Proceeds from debt	—	37,000
Repayment of debt and revolving credit facility	(27,000)	(100,000)
Payment for contingent consideration	—	(2,400)
Proceeds from issuances under stock-based compensation plans	27,729	26,468
Employees’ taxes paid related to restricted stock units	(3,648)	(3,133)
Net cash used in financing activities	(2,919)	(42,065)
Effect of exchange rate changes on cash and cash equivalents	(373)	(1,504)
Net increase (decrease) in cash and cash equivalents	11,750	(47,022)
Cash and cash equivalents at beginning of period	32,424	54,488
Cash and cash equivalents at end of period	$44,174	$7,466

*	As adjusted for full retrospective adoption of ASC 606, “Revenue from Contracts with Customers.”

Omnicell, Inc.
Reconciliation of GAAP to Non-GAAP
(Unaudited, in thousands, except per share data and percentage)

	Three Months Ended		Nine Months Ended
	September 30, 2018	September 30, 2017*	September 30, 2018	September 30, 2017*

Reconciliation of GAAP revenues to non-GAAP revenues:
GAAP revenues	$204,267	$186,748	$575,559	$516,343
Acquisition accounting impact related to deferred revenues	—	313	—	939
Non-GAAP revenues	$204,267	$187,061	$575,559	$517,282

Reconciliation of GAAP gross profit to non-GAAP gross profit:
GAAP gross profit	$98,909	$84,819	$270,147	$225,142
GAAP gross margin	48.4%	45.4%	46.9%	43.6%
Share-based compensation expense	1,150	882	3,346	2,728
Amortization of acquired intangibles	2,728	2,985	8,275	8,670
Acquisition accounting impact related to deferred revenues	—	313	—	939
Severance and other expenses	—	70	—	1,767
Non-GAAP gross profit	$102,787	$89,069	$281,768	$239,246
Non-GAAP gross margin	50.3%	47.6%	49.0%	46.3%

Reconciliation of GAAP operating expenses to non-GAAP operating expenses:
GAAP operating expenses	$81,414	$72,622	$244,685	$230,198
GAAP operating expenses % to total revenues	39.9%	38.9%	42.5%	44.6%
Share-based compensation expense	(5,935)	(4,377)	(17,505)	(13,587)
Amortization of acquired intangibles	(3,029)	(3,381)	(9,393)	(10,660)
Acquisition-related expenses	—	—	—	(126)
Severance and other expenses	67	(229)	(3,180)	(3,531)
Non-GAAP operating expenses	$72,517	$64,635	$214,607	$202,294
Non-GAAP operating expenses % to total revenues	35.5%	34.6%	37.3%	39.1%

*	As adjusted for full retrospective adoption of ASC 606, “Revenue from Contracts with Customers.”

	Three Months Ended		Nine Months Ended
	September 30, 2018	September 30, 2017*	September 30, 2018	September 30, 2017*
Reconciliation of GAAP income (loss) from operations to non-GAAP income (loss) from operations:
GAAP income (loss) from operations	$17,495	$12,197	$25,462	$(5,056)
GAAP operating income (loss) % to total revenues	8.6%	6.5%	4.4%	(1.0)%
Share-based compensation expense	7,085	5,259	20,851	16,315
Amortization of acquired intangibles	5,757	6,366	17,668	19,330
Acquisition accounting impact related to deferred revenues	—	313	—	939
Acquisition-related expenses	—	—	—	126
Severance and other expenses	(67)	299	3,180	5,298
Non-GAAP income from operations	$30,270	$24,434	$67,161	$36,952
Non-GAAP operating income % to total Non-GAAP revenues	14.8%	13.1%	11.7%	7.1%

Reconciliation of GAAP net income (loss) to non-GAAP net income:
GAAP net income (loss)	$13,628	$7,748	$22,936	$(707)
Tax benefit for restructuring activity	—	—	(4,205)	—
Share-based compensation expense	7,085	5,259	20,851	16,315
Amortization of acquired intangibles	5,757	6,366	17,668	19,330
Acquisition accounting impact related to deferred revenues	—	313	—	939
Acquisition-related expenses(a)	397	397	1,191	1,317
Severance and other expenses	109	299	3,708	5,298
Contingent gain	—	—	(2,456)	—
Tax effect of the adjustments above(b)	(1,315)	(2,579)	(4,222)	(9,415)
Non-GAAP net income	$25,661	$17,803	$55,471	$33,077

Reconciliation of GAAP net income (loss) per share - diluted to non-GAAP net income per share - diluted:
Shares - diluted GAAP	40,860	38,973	40,237	37,266

Shares - diluted Non-GAAP	40,860	38,973	40,237	38,418

GAAP net income (loss) per share - diluted	$0.33	$0.20	$0.57	$(0.02)
Tax benefit for restructuring activity	—	—	(0.10)	—
Share-based compensation expense	0.17	0.14	0.52	0.43
Amortization of acquired intangibles	0.15	0.16	0.43	0.50
Acquisition accounting impact related to deferred revenues	—	0.01	—	0.02
Acquisition-related expenses	0.01	0.01	0.03	0.03
Severance and other expenses	—	0.01	0.09	0.14
Contingent gain	—	—	(0.06)	—
Tax effect of the adjustments above(b)	(0.03)	(0.07)	(0.10)	(0.24)
Non-GAAP net income per share - diluted	$0.63	$0.46	$1.38	$0.86

Reconciliation of GAAP net income (loss) to non-GAAP Adjusted EBITDA(c):
GAAP net income (loss)	$13,628	$7,748	$22,936	$(707)
Share-based compensation expense	7,085	5,259	20,851	16,315
Interest (income) and expense, net	1,561	2,127	4,948	4,870
Depreciation and amortization expense	12,661	12,600	37,490	38,542

Acquisition accounting impact related to deferred revenues	—	313	—	939
Acquisition-related expenses	397	397	1,191	1,317
Severance and other expenses	109	46	3,708	4,539
Contingent gain	—	—	(2,456)	—
Income tax expense (benefit)	1,030	1,717	(3,936)	(9,341)
Non-GAAP Adjusted EBITDA	$36,471	$30,207	$84,732	$56,474

(a)	Includes amortization of debt financing fees associated with our debt facilities.

(b)
Tax effects calculated for all adjustments except tax benefits and share-based compensation expense, using an estimated annual effective tax rate of 21% for fiscal year 2018 and 35% for fiscal year 2017.

(c)	Defined as earnings before interest income and expense, taxes, depreciation and amortization, as well as excluding certain non-GAAP adjustments.

Omnicell, Inc.
Segmented Information
(Unaudited, in thousands, except for percentages)

	Three Months Ended September 30, 2018			Three Months Ended September 30, 2017
	Automation and Analytics	Medication Adherence	Total	Automation and Analytics*	Medication Adherence	Total*
Revenues	$168,303	$35,964	$204,267	$154,617	$32,131	$186,748
Cost of revenues	77,172	28,186	105,358	79,740	22,189	101,929
Gross profit	91,131	7,778	98,909	74,877	9,942	84,819
Gross margin %	54.1%	21.6%	48.4%	48.4%	30.9%	45.4%

Operating expenses	46,015	10,624	56,639	44,332	9,901	54,233
Income (loss) from segment operations	$45,116	$(2,846)	$42,270	$30,545	$41	$30,586
Operating margin %	26.8%	(7.9)%	20.7%	19.8%	0.1%	16.4%

Corporate costs			24,775			18,389
Income from operations			$17,495			$12,197

*	As adjusted for full retrospective adoption of ASC 606, “Revenue from Contracts with Customers.”

Omnicell, Inc.
Segmented Information
(Unaudited, in thousands, except for percentages)

	Nine Months Ended September 30, 2018			Nine Months Ended September 30, 2017
	Automation and Analytics	Medication Adherence	Total	Automation and Analytics*	Medication Adherence	Total*
Revenues	$478,074	$97,485	$575,559	$425,371	$90,972	$516,343
Cost of revenues	234,100	71,312	305,412	229,217	61,984	291,201
Gross profit	243,974	26,173	270,147	196,154	28,988	225,142
Gross margin %	51.0%	26.8%	46.9%	46.1%	31.9%	43.6%

Operating expenses	142,572	31,119	173,691	139,902	31,196	171,098
Income (loss) from segment operations	$101,402	$(4,946)	$96,456	$56,252	$(2,208)	$54,044
Operating margin %	21.2%	(5.1)%	16.8%	13.2%	(2.4)%	10.5%

Corporate costs			70,994			59,100
Income (loss) from operations			$25,462			$(5,056)

*	As adjusted for full retrospective adoption of ASC 606, “Revenue from Contracts with Customers.”

Omnicell, Inc.
Segment Information - Non-GAAP Gross Profit and Non-GAAP Operating Margin
(Unaudited, in thousands, except for percentages)

	Three Months Ended September 30, 2018
	Automation and Analytics			Medication Adherence			Total
	Amount	% of GAAP Revenues	% of Non-GAAP Revenues	Amount	% of GAAP Revenues	% of Non-GAAP Revenues	Amount	% of GAAP Revenues	% of Non-GAAP Revenues
Revenues	$168,303			$35,964			$204,267
Non-GAAP Revenues	$168,303			$35,964			$204,267

GAAP Gross profit	$91,131	54.1%		$7,778	21.6%		$98,909	48.4%
Share-based compensation expense	963	0.6%	0.6%	187	0.5%	0.5%	1,150	0.6%	0.6%
Amortization expense of acquired intangible assets	2,223	1.3%	1.3%	505	1.4%	1.4%	2,728	1.3%	1.3%
Non-GAAP Gross profit	$94,317		56.0%	$8,470		23.6%	$102,787		50.3%

GAAP Operating income (loss)	$45,116	26.8%		$(2,846)	(7.9)%		$42,270	20.7%
Share-based compensation expense	3,111	1.8%	1.8%	561	1.6%	1.6%	3,672	1.8%	1.8%
Amortization expense of acquired intangible assets	4,125	2.5%	2.5%	1,632	4.5%	4.5%	5,757	2.8%	2.8%
Severance and other expenses	(199)	(0.1)%	(0.1)%	—	—%	—%	(199)	(0.1)%	(0.1)%
Non-GAAP Operating income	$52,153		31.0%	$(653)		(1.8)%	$51,500		25.2%

GAAP Corporate costs							$24,775	12.1%
Share-based compensation expense							(3,413)	(1.7)%	(1.7)%
Severance and other expenses							(132)	(0.1)%	(0.1)%
Non-GAAP Corporate costs							$21,230		10.4%

Non-GAAP Income from operations							$30,270		14.8%

Omnicell, Inc.
Segment Information - Non-GAAP Gross Profit and Non-GAAP Operating Margin
(Unaudited, in thousands, except for percentages)

	Three Months Ended September 30, 2017
	Automation and Analytics*			Medication Adherence			Total*
	Amount	% of GAAP Revenues	% of Non-GAAP Revenues	Amount	% of GAAP Revenues	% of Non-GAAP Revenues	Amount	% of GAAP Revenues	% of Non-GAAP Revenues
Revenues	$154,617			$32,131			$186,748
Acquisition accounting impact related to deferred revenues	—	—%	—%	313	1.0%	1.0%	313	0.2%	0.2%
Non-GAAP Revenues	$154,617			$32,444			$187,061

GAAP Gross profit	$74,877	48.4%		$9,942	30.9%		$84,819	45.4%
Share-based compensation expense	739	0.5%	0.5%	143	0.4%	0.4%	882	0.5%	0.5%
Amortization expense of acquired intangible assets	2,393	1.5%	1.5%	592	1.8%	1.8%	2,985	1.6%	1.6%
Acquisition accounting impact related to deferred revenues	—	—%	—%	313	1.0%	1.0%	313	0.2%	0.2%
Severance and other expenses	119	0.1%	0.1%	(49)	(0.2)%	(0.2)%	70	—%	—%
Non-GAAP Gross profit	$78,128		50.5%	$10,941		33.7%	$89,069		47.6%

GAAP Operating income (loss)	$30,545	19.8%		$41	0.1%		$30,586	16.4%
Share-based compensation expense	2,365	1.5%	1.5%	368	1.1%	1.1%	2,733	1.5%	1.5%
Amortization expense of acquired intangible assets	4,485	2.9%	2.9%	1,881	5.9%	5.8%	6,366	3.4%	3.4%
Acquisition accounting impact related to deferred revenues	—	—%	—%	313	1.0%	1.0%	313	0.2%	0.2%
Severance and other expenses	96	0.1%	0.1%	(61)	(0.2)%	(0.2)%	35	—%	—%
Non-GAAP Operating income	$37,491		24.2%	$2,542		7.8%	$40,033		21.4%

GAAP Corporate costs							$18,389	9.8%
Share-based compensation expense							(2,526)	(1.4)%	(1.4)%
Severance and other expenses							(264)	(0.1)%	(0.1)%
Non-GAAP Corporate costs							$15,599		8.3%

Non-GAAP Income from operations							$24,434		13.1%

*	As adjusted for full retrospective adoption of ASC 606, “Revenue from Contracts with Customers.”